                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 10, 2002
                                        ----------------


                         CAPITAL ONE AUTO FINANCE TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

            Virginia                  0-25762                 54-1719855
 -------------------------------    -----------          -------------------
 (State or other jurisdiction of    (Commission            (IRS Employer
         incorporation)             File Number)         Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia         23060
--------------------------------------------------     -------------
    (Address of principal executive offices)             (Zip Code)


             (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.         OTHER EVENTS

                The December 2001 Monthly Servicer Report to investors were distributed January 10, 2002.

                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                        CAPITAL ONE MASTER TRUST

                                        By:  CAPITAL ONE BANK
                                             Servicer


                                        By:  /s/ David M. Willey
                                             -----------------------------------
                                             David M. Willey
                                             Senior Vice President of Corporate
                                             Financial Management

Date:  January 10, 2002

                         CAPITAL ONE AUTO FINANCE TRUST
                Automobile Receivable-Backed Notes, Series 2001-A
                       Class A-1 3.75 % Asset Backed Notes
                       Class A-2 4.14 % Asset Backed Notes
                       Class A-3 4.83 % Asset Backed Notes
                       Class A-4 5.40 % Asset Backed Notes
                        Class B 7.92 % Asset Backed Notes
                       Preliminary Servicer's Certificate

----------------------------------------------         --------------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:             12/1/01                                                                      ORIGINAL
MONTHLY PERIOD ENDING:               12/31/01          PURCHASES            UNITS  CUT-OFF DATE  CLOSING DATE    POOL BALANCE
                                                       --------------------------------------------------------------------------
PREV. DISTRIBUTION/CLOSE DATE:       12/17/01          INITIAL PURCHASE    52,772                     7/26/01       $815,094,313
DISTRIBUTION DATE:                    1/15/02          SUB. PURCHASE #1     6,974                     8/24/01        113,867,436
DAYS OF INTEREST FOR PERIOD:               29          SUB. PURCHASE #2                                                        0
DAYS IN COLLECTION PERIOD:                 31
                                                                        ---------------------------------------------------------
MONTHS SEASONED:                            5          TOTAL               59,746                                   $928,961,749
----------------------------------------------         --------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
I.       MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
---------------------------------------------------------------------------------------------------------------------------------

    {1}  Beginning of period Aggregate Principal Balance                         {1}                      $855,458,738.61
                                                                                                       -------------------

    {2}  Purchase of Subsequent Receivables                                      {2}                                 0.00
                                                                                                       -------------------

         Monthly Principal Amounts

                {3}        Regular Principal Received                            {3}      9,422,148.18
                                                                                     ------------------
                {4}        Prepaid Principal Received                            {4}      4,421,412.06
                                                                                     ------------------
                {5}        Defaulted Receivables Deposit Amount                  {5}      3,579,789.92
                                                                                     ------------------
                {6}        Principal Portion of Repurchased Receivables          {6}         20,615.47
                                                                                     ------------------
                {7}        Cram Down Losses and Other Non-Cash Adjustments       {7}          5,632.27
                                                                                     ------------------

                {8}        Total Monthly Principal Amounts                       {8}                        17,449,597.90
                                                                                                       -------------------

    {9}  End of period Aggregate Receivable Balance                              {9}                      $838,009,140.71
                                                                                                       ===================
   {10}  Pool Factor   ( {9} / Original Pool Balance)                           {10}                               0.9021

--------------------------------------------------------------------------------------------------------------------------
II.      MONTHLY PERIOD NOTE BALANCE CALCULATION:
--------------------------------------------------------------------------------------------------------------------------

                                    -----------------------------------------------------------------------------------------------
                                      CLASS A-1       CLASS A-2       CLASS A-3        CLASS A-4        CLASS B        TOTAL
                                      ---------       ---------       ---------        ---------        -------        -----
 {11} Original Note Balance     {11}   $126,500,000    $234,500,000     $241,500,000    $247,500,000     $60,382,514   $910,382,514
                                    -----------------------------------------------------------------------------------------------

 {12} Beginning of period Note
      Balance                   {12}     59,244,746     234,500,000      241,500,000     247,500,000      29,941,056   $812,685,802
                                    -----------------------------------------------------------------------------------------------

 {13} Noteholders' Principal
      Distributable Amount      {13}     15,966,382               0                0               0       1,134,224     17,100,606

 {14} Noteholders' Accelerated
      Principal Amount          {14}              0               0                0               0               0              0

 {15} Optional Note Redemption
      Principal Amount          {15}              0               0                0               0               0              0
                                    -----------------------------------------------------------------------------------------------

 {16} End of period Note
      Balance                   {16}     43,278,364     234,500,000      241,500,000     247,500,000      28,806,832   $795,585,196
                                    ===============================================================================================

 {17} Note Pool Factors
      ( {16} / {11} )           {17}         0.3421         01.0000           1.0000          1.0000          0.4771         0.8739
                                    ===============================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
III.     RECONCILIATION OF PRE-FUNDING ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------

   {18}  Beginning of period Pre-Funding Account balance                        {18}                                $0.00
                                                                                                       -------------------
   {19}  Purchase of Subsequent Receivables                                     {19}              0.00
                                                                                     ------------------
   {20}  Investment Earnings                                                    {20}              0.00
                                                                                     ------------------
   {21}  Investment Earnings Transfer to Collections Account                    {21}              0.00
                                                                                     ------------------
   {22}  Payment of Mandatory Prepayment Amount                                 {22}              0.00
                                                                                     ------------------
   {23}  End of period Pre-Funding Account balance                              {23}                                $0.00
                                                                                                       -------------------

--------------------------------------------------------------------------------------------------------------------------
IV.      RECONCILIATION OF COLLECTION ACCOUNT:
--------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS:
     {24} Scheduled and Prepayment Principal Cash Received                                      {24}    13,843,560.24
                                                                                                     ----------------
     {25} Liquidation Proceeds Collected during period                                          {25}     1,246,907.13
                                                                                                     ----------------
     {26} Receivables Repurchase Amounts                                                        {26}        20,615.47
                                                                                                     ----------------
     {27} Interest and Fees Collected on Receivables                                            {27}    11,812,749.52
                                                                                                     ----------------
     {28} Recoveries on Previously Defaulted Receivables                                        {28}        54,178.80
                                                                                                     ----------------
     {29} Advances from the Reserve Fund                                                        {29}             0.00
                                                                                                     ----------------
          Investment Earnings on Trust Accounts
     {30}    Collection Account                                                                 {30}        35,316.32
                                                                                                     ----------------
     {31}    Transfer from Reserve Fund                                                         {31}        15,816.30
                                                                                                     ----------------
     {32}    Transfer from Pre-Funding Account                                                  {32}             0.00
                                                                                                     ----------------
     {33} Optional Note Redemption Prepayment Amount                                            {33}             0.00
                                                                                                     ----------------
     {34} Total Available Funds                                                                 {34}                  27,029,143.78
                                                                                                                     --------------

DISTRIBUTIONS:
     {35} Trustees' Fees                                                                        {35}             0.00
                                                                                                     ----------------
     {36} Servicing Fees                                                                        {36}     2,022,213.43
                                                                                                     ----------------

          Class A Noteholders' Note Interest
          --------------------------------------------------------------------------------------
                             BEGINNING      INTEREST                               CALCULATED
             CLASS         NOTE BALANCE       RATE     DAYS     DAYS BASIS          INTEREST
          --------------------------------------------------------------------------------------
     {37}         A-1      $59,244,746       3.75000%    29   Actual days/360        $178,969   {37}       178,968.50
                                                                                                     ----------------
     {38}         A-2     $234,500,000       4.14000%    30       30/360             $809,025   {38}       809,025.00
                                                                                                     ----------------
     {39}         A-3     $241,500,000       4.83000%    30       30/360             $972,038   {39}       972,037.50
                                                                                                     ----------------
     {40}         A-4     $247,500,000       5.40000%    30       30/360           $1,113,750   {40}     1,113,750.00
          --------------------------------------------------------------------------------------     ----------------

     {41} Note Insurer Premiums                                                                 {41}       195,686.19
                                                                                                     ----------------
     {42} Reimbursement Obligations due Note Insurer                                            {42}             0.00
                                                                                                     ----------------

          Class B Noteholders' Primary Note Interest
          -------------------------------------------------------------------------------------
                           BEGINNING     INTEREST                                CALCULATED
             CLASS       NOTE BALANCE      RATE          DAYS      DAYS BASIS     INTEREST
          -------------------------------------------------------------------------------------
     {43}   Class B      $29,941,056      7.92000%    30         30/360            $197,611     {43}     197,610.97
          -------------------------------------------------------------------------------------       -------------

     {44} Class A Noteholders' Principal Payment Amount                                         {44}  15,966,382.08
                                                                                                      -------------
     {45} Accrued and Unpaid Premium and Reimbursement Obligations, due Note Insurer            {45}           0.00
                                                                                                      -------------
     {46} Deposit to Reserve Account, to Required Level                                         {46}           0.00
                                                                                                      -------------
     {47} Class A Noteholder's Accelerated Principal Amount (if in an event of default under the indenture or, under certain circumstances, an insurance agreement
          event of default                                                                      {47}           0.00
                                                                                                      -------------
     {48} Class B Noteholders' Principal Payment Amount                                         {48}   1,134,223.86
                                                                                                      -------------
     {49} Class B Noteholder's Accelerated Principal Amount                                     {49}           0.00
                                                                                                      -------------
     {50} Optional Note Redemption Amount                                                       {50}           0.00
                                                                                                      -------------
     {51} Other Amounts Due to the Trustees                                                     {51}           0.00
                                                                                                      -------------
     {52} Servicer Transition Expenses                                                          {52}           0.00
                                                                                                      -------------
     {53} Indenture Trustee Title Expenses                                                      {53}           0.00
                                                                                                      -------------
     {54} Class B Excess Interest                                                               {54}           0.00
                                                                                                      -------------
     {55} Distribution to the equity certificate holder                                         {55}   4,439,246.25
                                                                                                      -------------
 {56}  Total Distributions                                                                      {56}                27,029,143.78
                                                                                                                  ===============

-------------------------------------------------------------------------------------------------------------------------------
V.        RECONCILIATION OF RESERVE ACCOUNT:
-------------------------------------------------------------------------------------------------------------------------------

 {57} BEGINNING OF PERIOD RESERVE ACCOUNT BALANCE                                  {57}                         $9,103,825.14
                                                                                                            -------------------

     DEPOSITS TO RESERVE ACCOUNT
     {58} Investment Earnings                                                      {58}         15,816.30
                                                                                        ------------------
     {59} Deposits Related to Subsequent Receivables Purchases                     {59}                 -
                                                                                        ------------------
     {60} Total Additions                                                          {60}                            $15,816.30
                                                                                                             -------------------

     PRIORITY WITHDRAWALS FROM RESERVE ACCOUNT
     {61} Transfer of Investment Earnings to Collection Account                    {61}        (15,816.30)
                                                                                        ------------------
     {62} Advances to Collection Account - Priority (1) through (7)                {62}                 -
                                                                                        ------------------
     {63} Total Priority Withdrawals                                               {63}                          ($15,816.30)
                                                                                                             -------------------

 {64} RESERVE ACCOUNT SUBTOTAL                                                     {64}                        $9,103,825.14
                                                                                                             -------------------
     {65} Reserve Account Requirement                                              {65}      9,103,825.14
                                                                                        ------------------
     {66} Reserve Account Shortfall / Excess                                       {66}              0.00
                                                                                        ------------------
 {67} DEPOSIT TO RESERVE FUND, TO REQUIRED LEVEL                                   {67}                                $0.00
                                                                                                               -------------------
 {68} Reserve Account Primary Balance                                              {68}                        $9,103,825.14
                                                                                                               -------------------

     SUBORDINATE WITHDRAWALS FROM RESERVE ACCOUNT
     {69} Advances to Collection Account - Priority (10), (16) and (17)
          (limited to excess amounts on deposit)                                   {69}                 -
                                                                                        ------------------
     {70} Advances to Collection Account - Priority (12) through (15)              {70}                 -
                                                                                        ------------------
     {71} Return of Excess to Equity Certificate Holder                            {71}                 -
                                                                                        ------------------
     {72} Total Subordinate Withdrawals                                            {72}                                    -
                                                                                                               -------------------

     {73} END OF PERIOD RESERVE ACCOUNT BALANCE                                    {73}                         9,103,825.14
                                                                                                               ===================

---------------------------------------------------------------------------------------------------------------------------------
VI. CALCULATION OF RESERVE ACCOUNT REQUIREMENT
---------------------------------------------------------------------------------------------------------------------------------
    IF PRIOR TO ACCELERATED RESERVE FUND EVENT:

            Lesser of:
     {74}       (1)Ending Aggregate Note Balance                                           {74}   795,585,195.74
                                                                                                  --------------
           -or--
     {75}   (2)1.0% of 98% of Original Receivable Balance                                  {75}     9,103,825.14
                                                                                                   -------------

     {76}               REQUIREMENT                                                        {76}     9,103,825.14
                                                                                                   -------------

    CELERATED RESERVE FUND EVENT:

          Lesser of:
     {77}                 (1)Ending Aggregate Note Balance                                 {77}                   795,585,195.74
                                                                                                                  --------------
                -or--
                          (2)Greater of:

     {78}                    (a) 3.0% of 98% of Original Receivable Balance                {78}    27,311,475.41
                                                                                                   -------------
     {79}                          -or--                                                   {79}                    45,086,567.79
                                                                                                                   -------------
     {80}                    (b) 6.0% of 98% of Current Outstanding Class A Note
                                 Principal Balance                                         {80}    45,086,567.79
                                                                                                   -------------


     {81}                    REQUIREMENT                                                   {81}                     45,086,567.79
                                                                                                                  ----------------

-----------------------------------------------------------------------------------------------------------------------------------
VII.LATION OF PRINCIPAL PAYMENT AMOUNTS
-----------------------------------------------------------------------------------------------------------------------------------

     {82}        Principal Collections                                             {82}     17,449,597.90
                                                                                        ------------------

     {83}        End of Period Aggregate Receivables Balance                       {83}    838,009,140.71
                                                                                        ------------------
     {84}        Required O/C Margin (as Specified in Trust Indenture)             {84}     16,760,182.81
                                                                                        ------------------
     {85}        Required Maximum Ending Aggregate Class A Principal Balance
                 (line {83} - {84})   {85}                                                 821,248,957.90
                                                                                        ------------------

     {86}        Class A Aggregate Oustanding Principal Balance
                (Start of Period)                                                  {86}    782,744,745.83
                                                                                        ------------------
                 Less:
     {87}        Allocable to Class A Notes (line {82} X 91.5%)                    {87}     15,966,382.08
                                                                                        ------------------

     {88}        Preliminary Class A Ending Balance                                {88}    766,778,363.75
                                                                                        ------------------
     {89}        Payment Amount Necessary to Reduce Class A Balance to Required
                 Level (line {88}-{85}                                             {89}              0.00
                                                                                        ------------------


     {90}        Class A Principal Payment Amount (line {87} + {89})               {90}                        15,966,382.08
                                                                                                          -------------------

     {91}        Class B Principal Payment Amount (line {82} X 6.5%)               {91}                         1,134,223.86
                                                                                                          -------------------

-----------------------------------------------------------------------------------------------------------------------------

                 IN WITNESS WHEREOF, the undersigned has
                 duly executed and delivered this Monthly
                 Servicer's Report as dated above.






                              OFFICERS' CERTIFICATE

                      The undersigned hereby certifies that
                 ( i ) he or she is an Authorized Officer of Captial One Auto Finance ( the
                 "Servicer" ), and ( ii ) Exhibit A hereto complies with the requirements of, and is being delivered pursuant to, Section 2.02
                 ( c ) of the Servicing Agreement ( the
                 "Servicing Agreement" ) dated as of July
                 26, 2001 by and among Captial One Auto
                 Finance Trust 2001-A, as the Issuer, Wells
                 Fargo Bank Minnesota, National
                 Association, Trustee, and the Servicer.


                 CAPITAL ONE AUTO FINANCE



                 Capital One Auto Finance, as Servicer


                 By:
                                  ------------------
                 Name:            Stuart Levy
                 Title:           Manager of Global Trust Reporting
                 Date:            01/15/02

                         CAPITAL ONE AUTO FINANCE TRUST
                Automobile Receivable-Backed Notes, Series 2001-A
                       Class A-1 3.75 % Asset Backed Notes
                       Class A-2 4.14 % Asset Backed Notes
                       Class A-3 4.83 % Asset Backed Notes
                       Class A-4 5.40 % Asset Backed Notes
                        Class B 7.92 % Asset Backed Notes
                             Servicer's Certificate

-------------------------------------------
MONTHLY PERIOD BEGINNING:          12/1/01
MONTHLY PERIOD ENDING:            12/31/01
PREV. DISTRIBUTION/CLOSE DATE:    12/17/01
DISTRIBUTION DATE:                 1/15/02
DAYS OF INTEREST FOR PERIOD:            29
DAYS IN COLLECTION PERIOD:              31
MONTHS SEASONED:                         5
-------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
I.    MONTHLY PERIOD NOTE BALANCE CALCULATION:       CLASS A-1     CLASS A-2     CLASS A-3     CLASS A-4      CLASS B         TOTAL
                                                     ---------     ---------     ---------     ---------      -------         -----
  {1} Original Note Balance                   {1} $126,500,000  $234,500,000  $241,500,000  $247,500,000  $60,382,514  $910,382,514
------------------------------------------------------------------------------------------------------------------------------------

  {2} Beginning of period Note Balance        {2}  $59,244,746  $234,500,000  $241,500,000  $247,500,000  $29,941,056  $812,685,802

  {3} End of period Note Balance              {3}  $43,278,364  $234,500,000  $241,500,000  $247,500,000  $28,806,832  $795,585,196
                                                  ==================================================================================

  {4} Note Pool Factors  {3} / {1}            {4}       0.342          1.000         1.000         1.000        0.477         0.874
                                                  ==================================================================================

--------------------------------------------------------------------------------------------------------------------------------
II.        MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        ----------------------------------------
                                                                                                 CUMULATIVE              PERIOD
                                                                                        ----------------------------------------
     {5}   Beginning number of Receivables                                          {5}                   0              57,298
     {6}   Number of Subsequent Receivables Purchased                               {6}               6,974                   0
     {7}   Number of Receivables Defaulted during period                            {7}                 590                 256
     {8}   Number of Receivables becoming Purchased Receivables during period       {8}                 707                   1
     {9}   Number of Receivables paid off during period                             {9}               1,761                 353
                                                                                        ----------------------------------------
     {10}  Ending number of Receivables                                            {10}              56,688              56,688
                                                                                        ----------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
III.       STATISTICAL DATA:  (CURRENT AND HISTORICAL)
----------------------------------------------------------------------------------------------------------------------------------
                                                                        ----------------------------------------------------------
                                                                                  ORIGINAL          PREV. MONTH           CURRENT
                                                                        ----------------------------------------------------------
     {11}  Weighted Average APR of the Receivables                 {11}              17.37%               17.38%            17.38%
     {12}  Weighted Average Remaining Term of the Receivables      {12}              61.22                57.88             57.03
     {13}  Weighted Average Original Term of Receivables           {13}              64.74                64.74             64.74
     {14}  Average Receivable Balance                              {14}            $15,549              $14,913           $14,758
                                                                        ----------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
IV.  DELINQUENCY:
----------------------------------------------------------------------------------------------------------------------------------

                                                                        -----------------------------------------------------------
Receivables with Scheduled Payment delinquent                                     UNITS         DOLLARS        PERCENTAGE
                                                                        -----------------------------------------------------------
     {15}   31-60 days                                             {15}           3,629      54,366,849             6.36%
     {16}   61-90 days                                             {16}           1,059      15,800,357             1.85%
     {17}   91-120 days                                            {17}             243       3,556,975             0.42%
                                                                        -----------------------------------------------------------
     {18}   Receivables with Scheduled Payment delinquent
            more than 60 days at end of period                     {18}           1,302     $19,357,332             2.26%
                                                                        -----------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
V.   PERFORMANCE TESTS:
----------------------------------------------------------------------------------------------------------------------------------

DELINQUENCY RATIO
     {19}    Receivables with Scheduled Payment delinquent more than 60
             days at end of period ( line {18})                                       {19}       $19,357,332
                                                                                           ------------------
     {20}    Beginning of period Principal Balance                                    {20}       855,458,739
                                                                                           ------------------
     {21}    Delinquency Ratio {16} + {17} divided by {20}                            {21}                         2.26%
                                                                                                             ------------
     {22}    Previous Monthly Period Delinquency Ratio                                {22}                         1.65%
                                                                                                             ------------
     {23}    Second previous Monthly Period Delinquency Ratio                         {23}                         1.10%
                                                                                                             ------------
     {24}    Average Delinquency Ratio ({21} + {22} + {23}) / 3                       {24}                         1.67%
                                                                                                             ------------

--------------------------------------------------------------------------------
Compliance with Accelerated Reserve Fund Trigger? (Average Delinquency Ratio is less than or equal to 3% months 1-12, 4% months 13-24 and 5% thereafter) Yes Complaince with Insurance Agreement Event of Default? (Average Delinquency Ratio is less than or equal to 4% months 1-12, 5% months 13-24 and 6% thereafter) Yes
--------------------------------------------------------------------------------

CUMULATIVE NET CHARGE-OFF RATE
     {25}  Net Losses since Initial Cut-off Date (Beginning of Period)                 {25}                       2,951,959
                                                                                                          ------------------
     {26}  Receivables becoming Defaulted Receivables during period                    {26}    $3,579,790
                                                                                            --------------
     {27}  Cram Down Losses and other non-cash Adjustments occurring during period     {27}         5,632
                                                                                            --------------
     {28}  Liquidation Proceeds collected during period                                {28}     1,246,907
                                                                                            --------------
     {29}  Recoveries on Defaulted Receivables during period                           {29}        54,179
                                                                                            --------------
     {30}  Net Losses during period {26} - {27} - {28} - {29}                          {30}     2,273,072
                                                                                            --------------
     {31}  Net Losses since Initial Cut-off Date (End of Period)                       {31}                    5,225,031.09
                                                                                                          ------------------
     {32}  Cumulative Net Loss Rate ({31}) / {Original Aggregate Principal Balance}    {32}                           0.56%
                                                                                                          ------------------

  ---------------------------------------------------------------------------------------------------------------------------------
  Compliance with Accelerated Reserve Fund Trigger?       Cumulative Net Loss Rate is less than or equal to:    0.03125        Yes
  Complaince with Insurance Agreement Event of Default?   Cumulative Net Loss Rate is less than or equal to:      N/A          Yes
  ---------------------------------------------------------------------------------------------------------------------------------

EXTENSION RATE

          {33}           Number of Receivables extended during current period              {33}           1,071
                                                                                                ----------------
          {34}           Beginning of Period Loans Outstanding                             {34}          57,298
                                                                                                ----------------
          {35}           Extension Rate {33} divided by {34}                               {35}                            1.86%
                                                                                                                -----------------
          {36}           Previous Monthly Extension Rate                                   {36}                            1.31%
                                                                                                                -----------------
          {37}           Second previous Monthly Extension Rate                            {37}                            1.03%
                                                                                                                -----------------

          {38}           Average Extension Rate ({35} +{36} +{37}) / 3                     {38}                            1.40%
                                                                                                                -----------------

     ----------------------------------------------------------------------------------------------------------
     Compliance (Extension Test Pass is an Average Extension Rate less than 4%.)           Yes
     ----------------------------------------------------------------------------------------------------------